                                              For International Diversification

                                                      Overseas Equity Fund


      (photo of illustration from International Diversification Brochure)


service and guidance



                                            professional management



goals



                                                                           1999
                                                             Semi-Annual Report


DELAWARE(SM)
INVESTMENTS
=====================
Philadelphia o London
professional
management


                                                        professional management


              (various photos demonstrating service and guidance,
                       professional management and goals)



MORE THAN 70 YEARS
of investment experience has taught us
that disciplined strategies and prudent
risk management are a sound approach to
any market environment.


           goals

                                 goals



                                           WHATEVER YOUR GOALS,
                                           the years ahead will be shaped by
                                           choices you make today. Delaware
                                           offers many options that can be an
                                           appropriate part of a sound
                                           investment plan.



                           service and
                           guidance



                service and guidance



                        DELAWARE BELIEVES THAT THE GUIDANCE
                        of a professional financial adviser
                        is vital to your long-term success.
                        We are committed to providing you
                        and your adviser with the highest
                        quality information and service.

June 18, 1999

                                                                     for
                                                                international
                                                               diversification
                                                                      1

Dear Shareholder:

OVERSEAS MARKETS PROSPERED THIS PAST winter, as many international economies bounced back from a turbulent summer. The U.S. Federal Reserve Board lowered domestic interest rates three times last autumn in order to increase liquidity in the U.S. Many nations around the globe, including the United Kingdom, New Zealand and the Far East, followed with rate cuts of their own. This spurred the economic recovery of established and emerging international markets.
   Overseas Equity Fund, which invests in both developed and emerging markets, provided competitive performance for the first half of fiscal 1999. Positive returns provided by emerging markets contributed to the Fund's results. Overseas Equity Fund's unmanaged benchmark, the MSCI EAFE Index, which focuses on established markets, returned 15.44% during the six month period ended April 30, 1999. Although it is not your Fund's benchmark index, it is worth pointing out that the MSCI Emerging Markets Free Index, an unmanaged index of stocks in emerging market countries, returned 34.87%. Overseas Equity Fund held approximately 27% of net assets in emerging markets stocks as of fiscal year-end. We see strong potential for emerging countries in the coming year.
   Emerging markets have started to see recovery from the turbulence of the past few years. Asian economies have been improving as many governments implemented pro-business policy changes and companies have encouraged internal corporate restructurings. We anticipate these moves will benefit shareholders over the long term. Asian economies are both importing more goods and exporting more products to other nations. At the same time, interest rates have fallen. These changes indicate recovery in this area of the world. In other areas, Brazil successfully navigated rough waters that followed the devaluation of its national currency in January. Since the devaluation, Brazil's stock market has rebounded. However, we still see tremendous value and attractive potential in Brazil and other Latin American markets because we believe shares of promising corporations continue to trade at a great discount.

CUMULATIVE TOTAL RETURN
-----------------------------------------------------------------------
FOR THE PERIODS ENDED APRIL 30, 1999
                                                            Six Months
-----------------------------------------------------------------------
Overseas Equity Fund A Class                                  +15.02%
MSCI EAFE Index                                               +15.44%
Lipper International Fund Average (594 Funds)                 +15.08%
-----------------------------------------------------------------------
All performance shown above is based on net asset value without effect of sales charges and assumes reinvestment of all distributions. See page 7 for complete performance information for all classes. Performance for other Fund classes varies due to different expenses. The MSCI EAFE Index is an unmanaged measure of international stocks in established markets. All returns are stated in U.S. dollars. Past performance does not guarantee future results.

     for
 international
diversification
      2

   Developed markets have shown signs of improvement as well, and your Fund continues to focus on areas such as the United Kingdom, Australia and New Zealand.
   For investors with international holdings, it has been difficult to maintain a long-term perspective over the past few years. Although there are inherent risks associated with international investing, such as currency and political risks, there can also be great financial opportunities. We believe Overseas Equity Fund is poised to offer investors attractive return potential as international markets continue to strengthen and move back into favor.
   On the pages that follow, your Fund's portfolio management team discusses in further detail Overseas Equity Fund's performance since November. I encourage you to read their commentary.
   Investing in international markets allows you to maintain a strong diversification component within your portfolio. As global markets rebound from last year, we see great potential for capital appreciation in this area. Thank you for your continued confidence in Delaware Investments.




Sincerely,


/s/ Wayne A. Stork
----------------------------------------
WAYNE A. STORK
Chairman,
Delaware Investments Family of Funds



/s/ David K. Downes
----------------------------------------
DAVID K. DOWNES
President and Chief Executive Officer
Delaware Investments Family of Funds
                                                                      for
                                                                 international
                                                                diversification
                                                                       3

Portfolio Manager's Review


CLIVE A. GILLMORE
Senior Portfolio Manager and
Director of Delaware International
Advisers, Ltd.

ROBERT AKESTER
Senior Portfolio Manager
Delaware International Advisers, Ltd.

JOSH A. BROOKS
Senior Portfolio Manager
Delaware International Advisers, Ltd.
May 15, 1999

INTERNATIONAL MARKETS PERFORMED well during the first half of Overseas Equity Fund's fiscal 1999. We have seen strength in economies along the Pacific Rim, in Latin America and, to a lesser extent, in Europe. Your Fund benefited from this strength, providing a 15.02% return for the six-month period ended April 30, 1999 (for Class A shares at net asset value with all distributions reinvested). Overseas Equity Fund kept pace with both its unmanaged benchmark, MSCI EAFE Index which returned 15.44% and its peers in the Lipper international funds category, which had an average return of 15.08%.
   The Fund performed well because of our strict adherence to a value-style approach to investing. We strive to select what we believe are healthy, undervalued companies with the potential to reach their full intrinsic value. On the heels of last year's global economic turbulence, we see extreme intrinsic value in many international companies. We see the rest of 1999 as a time to be cautiously optimistic. Although the storm is subsiding, there is still some uncertainty in emerging markets around the world.
   Overseas Equity Fund focuses on both emerging nations as well as developed nations. The rules governing the Fund allow up to 40% of its assets to be invested in emerging market economies. Due to the compelling valuations and what we believe to be above average growth potential available from these areas, we have increased our holdings in emerging markets to 27% as of April 30, 1999.

OVERSEAS EQUITY FUND COUNTRY ALLOCATION
------------------------------------------------------------------------------
APRIL 30, 1999

Argentina               1.4%       Spain                   3.5%
Australia               9.0%       Malaysia                2.4%
Brazil+                 5.9%       Netherlands             4.9%
Chile                   1.3%       New Zealand             3.3%
China                   2.0%       Mexico                  2.1%
France                  5.5%       South Africa            4.0%
Germany                 6.5%       Turkey                  1.1%
Hong Kong               2.0%       United Kingdom         21.2%
India+                  1.9%       Other*                  6.0%
Japan                   9.9%       Cash and Other Assets   6.1%

*Other includes the following country allocations: Belgium 0.7%; Croatia 0.4%;
 Egypt 0.4%; Estonia 0.7%; Hungary 0.5%; Peru 0.9%; Romania 0.2%; Russia 0.7%; South Korea 0.7%; Taiwan 0.4%; Thailand 0.4%
+India includes the India Fund listed under Investment companies in the statement of net assets; Brazil includes Telebras, ADR Pfd. Block, listed under preferred stock in the statement of net assets.

     for
 international
diversification
     4

DEVELOPED NATIONS PROVIDE
ATTRACTIVE RETURNS
Adhering to our stock selection strategy, we didn't make many major changes in your Fund's portfolio allocation over the past six months. Turnover was a scant 4% for this period. Among developed nations, we focused on countries that, in our opinion, had strong, but undervalued national currencies. As we have yet to determine the long-term sustainability of the newly issued Euro, we paid particular attention to economies that did not adopt the new currency. The United Kingdom remains our largest country weighting. Also, we maintain healthy allocations in Australia and New Zealand. Both nations have produced extremely attractive returns for your Fund this past winter.
   Despite the recent strength of Japan's stock market, we continue to maintain a relatively small allocation in Japan, compared to our unmanaged benchmark, the MSCI EAFE Index. The Japanese government has announced a revised budget, which includes tax cuts and increased public spending. Despite these measures, we think the economic recovery will be slow and difficult. Investment opportunities in Japan are still relatively unattractive to us as Japanese stocks are highly priced and we believe value opportunities are difficult to find. We have limited our exposure in Japan to select value opportunities.

VALUE IN EMERGING MARKETS
We have increased our holdings in the emerging markets arena over the past six months. The sharp recovery now taking place could refocus attention on the long-term growth potential of these economies. The turmoil of last year created value opportunities. For this reason we have increased our holdings in emerging markets to 27% of net assets. We think the opportunities for capital appreciation in emerging markets are relatively more attractive than the opportunities presented by many developed nations. Central banks around the globe lowered domestic interest rates this past autumn and winter, producing a favorable amount of liquidity in international markets. This enabled many nations to begin their economic recoveries. In several Asian economies, political reform, policy changes and restructurings resulted in growing GDP, falling interest rates and a slight increase in consumer spending. These changes point to rehabilitation after the recent crisis.
   In addition, many businesses recently announced corporate restructuring, a move we expect will benefit shareholders over the long term. We have uncovered extraordinary opportunities to purchase securities at prices well below what we believe to be their intrinsic value.
   Our search for companies whose stock sells at below the company's true value has led us to a number of commodity and mining companies in South Africa. We have increased the Fund's holdings of Anglo-American Corporation of South Africa Limited, a mining conglomerate specializing in diamonds, gold and platinum. In addition, we continue to hold Sappi Limited, a paper producer, and Iscor, a steel and oil ore producer. These stocks have already recovered somewhat,

AMONG DEVELOPED NATIONS, WE FOCUSED ON COUNTRIES THAT, IN OUR OPINION, HAD STRONG, BUT UNDERVALUED NATIONAL CURRENCIES.

                                                                       for
                                                                 international
                                                                diversification
                                                                       5

helped by a more positive attitude by investors to commodities, as the global economy's prospects improve.
   Until recently, oil prices the world over had suffered due to low supply caused by factors including last year's warm winter and recessionary conditions around the world. Since December, however, the price of oil has risen from $10.73 a barrel to nearly $19 a barrel in May (Source: Datastream). Improving world economies, along with intervention from OPEC, an intergovernmental organization dedicated to the stability and prosperity of the petroleum market, have brought oil prices back up to a level more acceptable to the producing companies. As a result, oil-producing companies have appreciated in value over the past six months.We expect that if OPEC's self-imposed output limits can be maintained, oil prices will remain strong.
   Another attractive area for us is Brazil. This nation's government faced severe financial difficulties in the past and, as a result, devalued its national currency in January. In our last report we stated our position that many strong Brazilian corporations are poised for financial success. Most corporations in this country maintain healthy balance sheets and many offer growth potential for the coming year even though the economy is facing recession. Despite the rebound in the market since the devaluation, we believe there are still many attractive investment opportunities at deep discounts to comparable companies elsewhere in the world.
   There are some emerging economies that we have shied away from or approached only with caution. Although Korea has been a strong performer this past winter, we have chosen to underweight it. As of April 30, our position in Korea was 0.7% compared to the MSCI Emerging Markets Free Index's 12.50%. Although the government is promoting economic reform, we believe that due to the excessive debts of most companies in the market, progress at the stock level will be slow and investing in securities in this area may involve undue risk. In the Pacific region, we have chosen, instead, to focus on emerging Asian economies like China and Thailand. In Thailand's case, reforms appear to be proceeding faster than Korea's, although the market has recovered far less, so far. The Chinese stocks which attract us are those with strong balance sheets (high net cash levels in several cases) and genuine businesses, such as toll roads and railways.

WE HAVE INCREASED OUR HOLDINGS IN THE EMERGING MARKETS ARENA OVER THE PAST SIX MONTHS. THE SHARP RECOVERY NOW TAKING PLACE COULD REFOCUS ATTENTION ON THE LONG-TERM GROWTH POTENTIAL OF THESE ECONOMIES.

    for
international
diversification
    6

OUTLOOK
Looking forward to the remainder of fiscal 1999, we plan to maintain our focus in the following areas:
o Continue to focus on the emerging markets arena. We believe that we will be able to benefit further as these economies continue to recover from losses suffered last year;
o Remain underweighted in Japan compared to the MSCI EAFE Index. We see select opportunities to purchase Japanese stocks at attractive prices; and,
o Focus on the long-term fundamental value of the positions we currently hold. It is our opinion that your Fund is currently well positioned to reap the benefits of improving international economies.
By focusing on these objectives, we believe we are in an attractive position to maximize total return consistent with our prudent investment style during the remainder of fiscal 1999.

Performance Summary

OVERSEAS EQUITY FUND PERFORMANCE
------------------------------------------------------------------------
AVERAGE ANNUAL RETURN THROUGH APRIL 30, 1999
                                      Lifetime   Five Years    One Year
------------------------------------------------------------------------
Class A (Est. 12/3/93)
   Excluding Sales Charge              +5.62%      +4.87%       -3.34%
   Including Sales Charge              +4.47%      +3.63%       -8.90%
------------------------------------------------------------------------
Class B (Est. 3/29/94)
   Excluding Sales Charge              +4.18%      +4.11%       -4.11%
   Including Sales Charge              +4.07%      +3.88%       -7.69%
------------------------------------------------------------------------
Class C (Est. 5/10/94)
   Excluding Sales Charge              +4.31%                   -4.11%
   Including Sales Charge              +4.31%                   -4.83%


Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance does not guarantee future results. B and C class results excluding sales charge assume either contingent sales charges did not apply or the investment was not redeemed.

Class A shares have a maximum 5.75% front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average annual total returns for the lifetime, five-year, one-year periods and six-month cumulative return for the periods ended 4/30/99, for Overseas Equity Fund's Institutional Class were +4.91%, +4.95%, -3.12%, and +15.32%, respectively. The institutional class was made available without sales charges only to certain eligible institutional accounts on 2/3/94.

An expense limitation of 1.55%, exclusive of 12b-1 fees, was in effect during this period. Performance would have been lower had the expense limitation not been in effect.

                                             for international diversification 7

Financial Statements
DELAWARE GROUP ADVISER FUNDS, INC.
OVERSEAS EQUITY FUND
STATEMENT OF NET ASSETS
APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                            NUMBER      MARKET
                                                          OF SHARES     VALUE
                                                         ----------------------
   COMMON STOCK - 91.56%
   ARGENTINA - 1.42%
   Central Puerto SA, Class B ...................           8,000    $ 20,008
   Transportadora De Gas Sur B ..................           6,700      12,802
   YPF Sociedad Anonima, ADR ....................             500      21,000
                                                                     --------
                                                                       53,810
                                                                     --------
   AUSTRALIA - 8.98%
   Amcor ........................................          14,000      75,381
   CSR ..........................................          27,000      72,162
   Foster's Brewing Group........................          24,000      69,987
   National Australia Bank ......................           4,400      85,636
   Orica ........................................           6,500      37,823
                                                                     --------
                                                                      340,989
                                                                     --------
   BELGIUM - 0.68%
   Electrabel SA ................................              78      25,773
                                                                     --------
                                                                       25,773
                                                                     --------
   BRAZIL - 4.65%
   Aracruz Celulose SA, ADR .....................           1,500      30,000
   Centrais Electric Series B, GDR ..............             400      18,566
   Companhia Energetica de Minas Gerais, ADR.....           1,167      27,997
   Companhia Paranaense de Energia-Copel, ADR ...           3,600      29,475
   Rossi Residential, GDR .......................          16,600      22,013
   Telebras, ADR ................................             500          39
   Unibanco, GDR ................................           1,320      32,752
   Usinas Siderurg Minas, ADR ...................           5,600      15,832
                                                                     --------
                                                                      176,674
                                                                     --------
   CHILE - 1.26%
   Administradora de fondos de Pensiones Provida
      SA, ADR ...................................           1,400      28,175
   Empresa Nacional Electricidad SA, ADR ........           1,400      19,600
                                                                     --------
                                                                       47,775
                                                                     --------
   CHINA - 1.99%
   First Tractor ................................          42,000       8,399
   Guangdong Kelon Electrical Holding ...........          30,000      27,095
   Guangshen Railway ............................         140,000      18,424
   Shenzhen Expressway ..........................         106,000      21,745
                                                                     --------
                                                                       75,663
                                                                     --------
   CROATIA - 0.41%
  *Zagrebacka Banka, GDR ........................           1,775      15,576
                                                                     --------
                                                                       15,576
                                                                     --------

--------------------------------------------------------------------------------
                                                            NUMBER      MARKET
                                                          OF SHARES     VALUE
                                                         ----------------------
   COMMON STOCK (CONTINUED)
   EGYPT - 0.42%
   Paints & Chemical, GDR .......................           2,300    $ 15,928
                                                                     --------
                                                                       15,928
                                                                     --------
   ESTONIA - 0.67%
  *EESTI Telekom, GDR ...........................             461       9,750
  *EESTI Uhispank, GDR ..........................           2,890      15,534
                                                                     --------
                                                                       25,284
                                                                     --------
   FRANCE - 5.51%
   Compagnie De Saint Gobain ....................             432      74,321
   Elf Aquitaine ................................             520      80,927
   Societe Generale..............................             300      53,803
                                                                     --------
                                                                      209,051
                                                                     --------
   GERMANY - 6.53%
   Bayer ........................................           1,600      67,757
   Bayerische Hypo-Und Vereinsbank ..............             840      55,582
   Rheinisch Westfaelisches Elektric ............             860      39,606
   Siemens ......................................           1,150      84,860
                                                                     --------
                                                                      247,805
                                                                     --------
   HONG KONG - 2.02%
   Hong Kong Electric ...........................          24,000      76,484
                                                                     --------
                                                                       76,484
                                                                     --------
   HUNGARY - 0.50%
   Gedeon Richter, GDR ..........................             500      18,700
                                                                     --------
                                                                       18,700
                                                                     --------
   INDIA - 0.99%
   Larsen & Toubro, GDR .........................           2,500      23,125
   Mahanagar Telephone Nigam, GDR ...............           1,400      14,560
                                                                     --------
                                                                       37,685
                                                                     --------
   JAPAN - 9.85%
   Eisai ........................................           5,000      93,632
   Hitachi ......................................          12,000      87,675
   Koito Manufacturing ..........................           9,000      41,927
   Matsushita Electric Industrial ...............           4,000      76,079
   West Japan Railway ...........................              18      74,654
                                                                     --------
                                                                      373,967
                                                                     --------
   MALAYSIA - 2.41%
   Petronas Dagangan Berhad .....................          30,000      30,000
   Resorts World Berhad .........................          18,000      29,605
   Sime Darby Berhad ............................          28,000      31,979
                                                                     --------
                                                                       91,584
                                                                     --------

8 for international diversification

--------------------------------------------------------------------------------
                                                            NUMBER      MARKET
                                                          OF SHARES     VALUE
                                                         ----------------------
  COMMON STOCK (Continued)
   MEXICO - 2.05%
   Alfa SA de CV, Class A .......................           5,400    $ 21,165
   Cemex SA, Class B.............................           7,500      34,677
   Vitro SA, ADR ................................           3,500      21,875
                                                                     --------
                                                                       77,717
                                                                     --------
   NETHERLANDS - 4.93%
   Elsevier-CVA..................................           4,500      67,413
   Koninklijke Van Ommern .......................           1,300      38,124
   Royal Dutch Petroleum ........................           1,400      81,668
                                                                     --------
                                                                      187,205
                                                                     --------
   NEW ZEALAND - 3.27%
   Carter Holt Harvey............................          28,000      41,027
   Telecom Corporation Of New Zealand ...........          16,000      83,216
                                                                     --------
                                                                      124,243
                                                                     --------
   PERU - 0.88%
   Creditcorp Ltd., ADR .........................           2,420      24,502
   Telefonica del Peru SA, ADR...................             600       9,038
                                                                     --------
                                                                       33,540
                                                                     --------
   ROMANIA - 0.22%
  *Banco Turco Romana SA, GDR ...................           1,550       8,409
                                                                     --------
                                                                        8,409
                                                                     --------
   RUSSIA - 0.69%
   Gazprom, ADR .................................           1,000      10,625
   Lukoil Holding, ADR ..........................             300      11,124
   Mosenergo, ADR ...............................           1,950       4,583
                                                                     --------
                                                                       26,332
                                                                     --------
   SOUTH AFRICA - 3.97%
   AngloAmerican Corporation of
      South Africa Limited ......................             860      44,544
   Edgars Stores Limited ........................             816       4,169
   Iscor Limited ................................          85,500      26,763
   Sappi Limited ................................           5,000      36,244
   Sasol Limited ................................           5,500      38,962
                                                                     --------
                                                                      150,682
                                                                     --------
   SOUTH KOREA - 0.68%
   Pohang Iron & Steel, ADR .....................           1,000      25,750
                                                                     --------
                                                                       25,750
                                                                     --------
   SPAIN - 3.53%
   Iberdrola SA..................................           4,300      60,319
   Telefonica de Espana SA.......................           1,570      73,717
                                                                     --------
                                                                      134,036
                                                                     --------

--------------------------------------------------------------------------------
                                                           NUMBER      MARKET
                                                          OF SHARES     VALUE
                                                        ----------------------
   COMMON STOCK (CONTINUED)
   TAIWAN - 0.36%................................
  *Yageo, GDR....................................           2,800     $13,650
                                                                     --------
                                                                       13,650
                                                                     --------
   THAILAND - 0.43%
  *Hana Microelectronics ........................           8,000      15,117
  *K.R. Precision ...............................           4,400       1,395
                                                                     --------
                                                                       16,512
                                                                     --------
   TURKEY - 1.10%
  *Efes Sinai Yatirim, ADR ......................           9,999      12,749
  *Efes Sinai Yatirim Holding ...................         359,800       4,450
   Koc Holdings AS...............................         134,600      24,369
                                                                     --------
                                                                       41,568
                                                                     --------
   UNITED KINGDOM - 21.16%
   Bass .........................................           5,357      84,772
   Blue Circle Industry..........................          15,000     101,850
   Boots ........................................           5,800      76,711
   British Airways ..............................           9,600      75,572
   GKN ..........................................           7,300     124,680
   Glaxo Wellcome ...............................           3,000      88,527
   Powergen .....................................           6,900      75,272
   Rio Tinto.....................................           7,200     126,158
   Taylor Woodrow ...............................          16,000      49,943
                                                                    ---------
                                                                      803,485
                                                                    ---------
   Total Common Stock (cost $3,445,038)..........                   3,475,877
                                                                    ---------

   INVESTMENT COMPANIES - 0.88%
  *The India Fund ...............................           4,000      33,500
                                                                     --------
   Total Investment Companies (cost $25,240).....                      33,500
                                                                     --------

   PREFERRED STOCK - 1.20%
   Telebras, ADR Pfd Block ......................             500      45,594
                                                                     --------
   Total Preferred Stock (cost $33,559) .........                      45,594
                                                                     --------

   RIGHTS - 0.04%
  *Telefonica de Espana SA ......................           1,570       1,463
                                                                     --------
   Total Rights (cost $0) .......................                       1,463
                                                                     --------
                                             for international diversification 9

--------------------------------------------------------------------------------
                                                          PRINCIPAL     MARKET
                                                           AMOUNT       VALUE
                                                         ----------------------
REPURCHASE AGREEMENTS - 4.08%
With Chase Manhattan 4.85% 5/3/99
   (dated 4/30/99, collateralized by $23,000
   U.S. Treasury Notes 5.50% due 12/31/00,
   market value $24,007 and $19,000
   U.S. Treasury Notes 5.50% due 12/31/00,
   market value $19,206 and $10,000
   U.S. Treasury Notes 5.75% due 8/15/03,
   market value $9,838)..........................         $53,000  $   53,000
With J.P. Morgan Securities 4.85% 5/3/99
   (dated 4/30/99, collateralized by $15,000
   U.S. Treasury Notes 5.50% due 5/31/03,
   market value $14,996 and $23,000
   U.S. Treasury Notes 5.75% due 10/31/02,
   market value $23,833 and $11,000
   U.S. Treasury Notes 11.125% due
   8/15/03, market value $13,734)................          51,000      51,000
With PaineWebber 4.85% 5/3/99
   (dated (4/30/00, collateralized by $20,000
   U.S. Treasury Notes 4.00% due 10/31/00,
   market value $19,380 and $13,000
   U.S. Treasury Notes 6.375% due 7/15/99,
   market value $13,494 and $19,000
   U.S. Treasury Notes 6.25% due 10/31/01,
   market value $19,708) ........................          51,000      51,000
Total Repurchase Agreement                                         ----------
   (cost $155,000) ..............................                     155,000
                                                                   ----------
TOTAL MARKET VALUE OF SECURITIES - 97.76%
   (COST $3,658,837).......................................        $3,711,434
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 2.24%....            84,990
                                                                   ----------
NET ASSETS APPLICABLE TO 505,204 SHARES
   ($.01 PAR VALUE OUTSTANDING - 100.00%...................        $3,796,424
                                                                   ==========
NET ASSET VALUE - OVERSEAS EQUITY FUND A CLASS
   ($2,360,514 / 298,431 SHARES) ..........................             $7.91
                                                                        =====
NET ASSET VALUE - OVERSEAS EQUITY FUND B CLASS
   ($1,077,316 / 156,358 SHARES)...........................             $6.89
                                                                        =====
NET ASSET VALUE - OVERSEAS EQUITY FUND C CLASS
   ($274,789 / 39,775 SHARES) .............................             $6.91
                                                                        =====
NET ASSET VALUE - OVERSEAS EQUITY FUND INSTITUTIONAL CLASS
    ($83,805 / 10,640 SHARES) .............................             $7.88
                                                                        =====

COMPONENTS OF NET ASSETS AT APRIL 30, 1999:
Common stock, $.01 par value
    70,000,000 shares authorized with
    20,000,000 shares allocated to the
    Overseas Equity Fund A Class,
    20,000,000 shares allocated to the
    Overseas Equity Fund B Class,
    15,000,000 shares allocated to the
    Overseas Equity Fund C Class, and
    15,000,000 shares allocated to the
    Overseas Equity Fund Institutional
    Class .................................................        $3,774,703
**Distributions in excess of net investment income ........              (882)
   Accumulated net realized loss on investments ...........           (30,567)
   Net unrealized appreciation of investments and
   foreign currencies .....................................            53,170
                                                                   ----------
 ..........................................................        $3,796,424
                                                                   ==========

-----------------
 *Non-income producing security
**Distributions in excess of net investment income includes net realized gains
  (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

ADR - American Depository Receipt
GDR - Global Depository Receipt

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   OVERSEAS EQUITY FUND A CLASS
Net asset value A Class (A)                                             $7.91
Sales charge (5.75% of offering price or 6.07% of the amount
   invested per share) (B)                                               0.48
                                                                        -----
Offering Price                                                          $8.39
                                                                        =====
--------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy shares in the current Prospectus for purchases of $100,000 or more for Overseas Equity Fund A Class.

                             See accompanying notes

10 for international diversification

DELAWARE GROUP ADVISER FUNDS, INC.
OVERSEAS EQUITY FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends .......................................        $ 52,339
Interest ........................................           1,291
Foreign tax withheld ............................          (3,574)
                                                         --------
                                                           50,056
                                                         --------

EXPENSES:
Management fees .................................          16,661
Registration fees ...............................          32,919
Dividend disbursing and transfer agent
   fees and expenses ............................          22,832
Custodian fees and expenses .....................          10,344
Distribution expense ............................           9,571
Reports and statements to shareholders ..........           3,522
Professional fees ...............................           3,185
Taxes (other than taxes on income)...............           2,450
Directors' fees .................................           2,015
Accounting and administration ...................           1,388
Amortization of organization expenses............             186
Other............................................           5,042
                                                         --------
                                                          110,115
                                                         --------
Less expenses absorbed or waived by the
   Delaware Management Company ..................         (73,964)
Less expenses paid indirectly ...................             (83)
                                                         --------
Total expenses ..................................          36,068
                                                         --------

NET INVESTMENT INCOME ...........................          13,988
                                                         --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on:
   Investments ..................................         (30,906)
   Foreign currencies............................         (10,618)
                                                         --------
Net realized loss                                         (41,524)
Net change in unrealized appreciation/depreciation
   of investments and foreign currencies .........        521,634
                                                         --------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCIES ...........................         480,110
                                                         --------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .....................       $494,098
                                                         ========

                             See accompanying notes

DELAWARE GROUP ADVISER FUNDS, INC.
OVERSEAS EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                       SIX MONTHS ENDED  YEAR
                                                          4/30/99        ENDED
                                                        (UNAUDITED)    10/31/98
                                                       ------------------------
OPERATIONS:
Net investment income.................................  $  13,988   $  33,133
Net realized gain (loss) on investments
   and foreign currencies.............................    (41,524)    803,026
Net change in unrealized appreciation/(depreciation)
   of investments and foreign currencies .............    521,634  (1,701,170)
                                                         --------  ----------
Net increase (decrease) in net assets resulting
   from operations  ..................................    494,098    (865,011)
                                                         --------  ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class............................................   (158,267)   (454,027)
   B Class ...........................................    (93,220)    (65,715)
   C Class ...........................................    (21,225)     (7,303)
   Institutional Class ...............................     (4,757)     (2,683)
Net realized gain on investments:
   A Class ...........................................   (311,979) (1,431,918)
   B Class............................................   (199,549)   (207,294)
   C Class ...........................................    (45,435)    (23,031)
   Institutional Class ...............................     (9,052)     (8,463)
                                                         --------  ----------
                                                         (843,484) (2,200,434)
                                                         --------  ----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ...........................................    236,194     498,572
   B Class ...........................................    109,144     140,999
   C Class ...........................................    112,531     117,386
   Institutional Class................................     19,727      23,006
Net asset value of shares issued upon
   reinvestment of distributions from
   net investment income and net
   realized gain on investments:
   A Class ...........................................    464,677   1,867,982
   B Class ...........................................    284,170     264,050
   C Class ...........................................     46,619      29,819
   Institutional Class ...............................     13,809      11,146
                                                        ---------  ----------
                                                        1,286,871   2,952,960
                                                        ---------  ----------
Cost of shares repurchased:
   A Class ...........................................   (211,773) (8,677,065)
   B Class ...........................................   (337,385)   (219,839)
   C Class ...........................................    (25,820)    (76,715)
   Institutional Class................................     (3,604)    (14,376)
                                                        ---------  ----------
                                                         (578,582) (8,987,995)
                                                        ---------  ----------
Increase (decrease) in net assets derived
   from capital share transactions ...................    708,289  (6,035,035)
                                                        ---------  ----------

NET INCREASE (DECREASE) IN NET ASSETS ................    358,903  (9,100,480)

NET ASSETS:
Beginning of period ..................................  3,437,521  12,538,001
                                                       ----------  ----------
End of period ........................................ $3,796,424  $3,437,521
                                                       ==========  ==========

                         See accompanying notes
                                            for international diversification 11

DELAWARE GROUP ADVISER FUNDS, INC.
OVERSEAS EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                           OVERSEAS EQUITY FUND CLASS A
                                                 -----------------------------------------------------------------------------------
                                                     SIX MONTHS     YEAR         YEAR         YEAR         YEAR         PERIOD
                                                       ENDED        ENDED        ENDED        ENDED        ENDED     12/3/93(1) TO
                                                     4/30/99(4)   10/31/98(4)  10/31/97(4)  10/31/96(5)   10/31/95     10/31/94
                                                    (UNAUDITED)
Net asset value, beginning of period ............... $8.950       $12.520      $12.390      $11.400       $11.000      $10.000

Income from investment operations:
   Net investment income (loss) ....................  0.038         0.084       (0.060)      (0.060)        0.010        0.020
   Net realized and unrealized gain (loss)
     on investments and foreign currencies .........  0.987        (1.494)       0.960        1.073         0.400        1.010
                                                     ------       -------      -------      -------       -------      -------
   Total from investment operations ................  1.025        (1.410)       0.900        1.013         0.410        1.030
                                                     ------       -------      -------      -------       -------      -------

Less dividends and distributions:
   Dividends from net investment income ............ (0.695)       (0.520)      (0.440)      (0.023)       (0.010)      (0.030)
   Distributions from net realized
     gain on investments ........................... (1.370)       (1.640)      (0.330)           -             -            -
                                                     ------       -------      -------      -------       -------      -------
   Total dividends and distributions ............... (2.065)       (2.160)      (0.770)      (0.023)       (0.010)      (0.030)
                                                     ------       -------      -------      -------       -------      -------
   Net asset value, end of period .................. $7.910       $ 8.950      $12.520      $12.390       $11.400      $11.000
                                                     ======       =======      =======      =======       =======      =======

Total return(2) .................................... 15.02%       (12.95%)       7.74%        8.90%         3.81%       10.25%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ......... $2,361        $2,034      $10,868      $14,886       $13,018      $11,721
   Ratio of expenses to average net assets .........  1.85%(3)      1.83%        1.80%        1.82%         1.85%        1.85%(3)
   Ratio of expenses to average net assets
     prior to expense limitation ...................  6.18%(3)      3.75%        1.80%        2.60%         2.96%        3.56%(3)
   Ratio of net investment income (loss)
     to average net assets .........................  1.08%(3)      0.86%       (0.45%)      (0.51%)        0.00%        0.25%(3)
   Ratio of net investment loss to average net
     assets prior to expense limitation ............ (3.25%)(3)    (1.06%)      (0.45%)      (1.29%)       (1.11%)      (1.96%)(3)
   Portfolio turnover rate .........................     4%           87%          18%          21%            9%           6%


------------------------
(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Annualized.
(4) The average shares outstanding method has been applied for per share information.
(5) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

                             See accompanying notes

12 for international diversification

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                           OVERSEAS EQUITY FUND CLASS B
                                                 -----------------------------------------------------------------------------------
                                                     SIX MONTHS     YEAR         YEAR         YEAR         YEAR         PERIOD
                                                       ENDED        ENDED        ENDED        ENDED        ENDED     3/29/94(1) TO
                                                     4/30/99(4)   10/31/98(4)  10/31/97(4)  10/31/96(5)   10/31/95     10/31/94
                                                    (UNAUDITED)
Net asset value, beginning of period ...............  $8.030       $11.540       $11.560     $10.710      $10.400      $10.000

Income from investment operations:
   Net investment income (loss) ....................   0.014         0.026        (0.140)     (0.060)      (0.020)           -
   Net realized and unrealized gain (loss)
     on investments and foreign currencies .........   0.856        (1.376)        0.890       0.930        0.350        0.430
                                                      ------       -------       -------     -------      -------      -------
   Total from investment operations ................   0.870        (1.350)        0.750       0.870        0.330        0.430
                                                      ------       -------       -------     -------      -------      -------
Less dividends and distributions:
   Dividends from net investment income ............  (0.640)       (0.520)       (0.440)     (0.020)      (0.020)      (0.030)
   Distributions from net realized
     gain on investments ...........................  (1.370)       (1.640)       (0.330)          -            -            -
                                                      ------       -------       -------     -------      -------      -------
   Total dividends and distributions ...............  (2.010)       (2.160)       (0.770)     (0.020)      (0.020)      (0.030)
                                                      ------       -------       -------     -------      -------      -------
   Net asset value, end of period ..................  $6.890       $ 8.030       $11.540     $11.560      $10.710      $10.400
                                                      ======        ======       =======     =======      =======      =======

Total return(2) ....................................  14.64%       (13.66%)        6.95%       8.16%        3.19%        4.28%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ......... $1,077         $1,166        $1,450      $1,208       $1,183         $523
   Ratio of expenses to average net assets .........  2.55%(3)       2.53%         2.50%       2.50%        2.50%        2.50%(3)
   Ratio of expenses to average net assets
     prior to expense limitation ...................  6.88%(3)       4.45%         2.50%       3.28%        3.61%        4.22%(3)
   Ratio of net investment income (loss)
     to average net assets .........................  0.38%(3)       0.16%        (1.16%)     (1.19%)      (0.57%)      (0.37%)(3)
   Ratio of net investment loss to average net
     assets prior to expense limitation ............ (3.95%)(3)     (1.76%)       (1.16%)     (1.97%)      (1.68%)      (2.09%)(3)
   Portfolio turnover rate .........................     4%            87%           18%         21%           9%           6%


---------------------
(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Annualized.
(4) The average shares outstanding method has been applied for per share information.
(5) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

                             See accompanying notes
                                            for international diversification 13

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                           OVERSEAS EQUITY FUND CLASS C
                                                 -----------------------------------------------------------------------------------
                                                     SIX MONTHS     YEAR         YEAR         YEAR         YEAR         PERIOD
                                                       ENDED        ENDED        ENDED        ENDED        ENDED      5/10/94(1) TO
                                                     4/30/99(4)    1998(4)      1997(4)      1996(5)       1995        10/31/94
                                                    (UNAUDITED)
Net asset value, beginning of period ................ $8.040      $11.550      $11.580      $10.730      $10.430      $10.000

Income from investment operations:
   Net investment income (loss) .....................  0.019        0.027       (0.140)      (0.060)      (0.060)       0.010
   Net realized and unrealized gain (loss) on
     investments and foreign currencies .............  0.861       (1.377)       0.880        0.930        0.390        0.440
                                                      ------      -------      -------      -------      -------      -------
   Total from investment operations .................  0.880       (1.350)       0.740        0.870        0.330        0.450
                                                      ------      -------      -------      -------      -------      -------

Less dividends and distributions:
   Dividends from net investment income ............. (0.640)      (0.520)      (0.440)      (0.020)      (0.030)      (0.020)
   Distributions from net realized gain
     on investments ................................. (1.370)      (1.640)      (0.330)           -            -            -
                                                      ------      -------      -------      -------      -------      -------
   Total dividends and distributions ................ (2.010)      (2.160)      (0.770)      (0.020)      (0.030)      (0.020)
                                                      ------      -------      -------      -------      -------      -------
   Net asset value, end of period ................... $6.910      $ 8.040      $11.550      $11.580      $10.730      $10.430
                                                      ======      =======      =======      =======      =======      =======

Total return(2) ..................................... 14.74%      (13.67%)       6.85%        8.15%        3.16%        4.45%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..........   $275         $179         $159         $112          $43          $38
   Ratio of expenses to average net assets ..........  2.55%(3)     2.53%        2.50%        2.50%        2.50%        2.50%(3)
   Ratio of expenses to average net assets
     prior to expense limitation ....................  6.88%(3)     4.45%        2.50%        3.28%        3.61%        4.23%(3)
   Ratio of net investment income (loss) to
     average net assets .............................  0.38%(3)     0.16%       (1.16%)      (1.19%)      (0.62%)       0.16%(3)
   Ratio of net investment loss to average net
     assets prior to expense limitation ............. (3.95%)(3)   (1.76%)      (1.16%)      (1.97%)      (1.73%)      (1.57%)(3)
   Portfolio turnover rate ..........................     4%          87%          18%          21%           9%           6%



--------------------
(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Annualized.
(4) The average shares outstanding method has been applied for per share information.
(5) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

                             See accompanying notes

14 for international diversification

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                         OVERSEAS EQUITY FUND INSTITUTIONAL CLASS
                                                 -----------------------------------------------------------------------------------
                                                     SIX MONTHS     YEAR         YEAR         YEAR         YEAR         PERIOD
                                                       ENDED        ENDED        ENDED        ENDED        ENDED      2/3/94(1) TO
                                                     4/30/99(4)   10/31/98(4)  10/31/97(4)  10/31/96(5)   10/31/95     10/31/94
                                                    (UNAUDITED)
Net asset value, beginning of period ................ $8.930       $12.480      $12.320     $11.440      $11.020       $10.500

Income from investment operations:
   Net investment income (loss) .....................  0.048         0.116       (0.020)     (0.060)       0.040         0.040
   Net realized and unrealized gain (loss) on
     investments and foreign currencies .............  0.992        (1.506)       0.950       0.963        0.410         0.520
                                                      ------       -------      -------     -------      -------       -------
   Total from investment operations .................  1.040        (1.390)       0.930       0.903        0.450         0.560
                                                      ------       -------      -------     -------      -------       -------

Less dividends and distributions:
   Dividends from net investment income ............. (0.720)       (0.520)      (0.440)     (0.023)      (0.030)       (0.040)
   Distributions from net realized gain on
     investments .................................... (1.370)       (1.640)      (0.330)          -            -             -
                                                      ------       -------      -------     -------      -------       -------
   Total dividends and distributions ................ (2.090)       (2.160)      (0.770)     (0.023)      (0.030)       (0.040)
                                                      ------       -------      -------     -------      -------       -------
   Net asset value, end of period ................... $7.880       $ 8.930      $12.480     $12.320      $11.440       $11.020
                                                      ======       =======      =======     =======      =======       =======

Total return(2) ..................................... 15.32%       (12.82%)       8.04%       7.91%        4.22%         5.26%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..........    $84           $59          $60        $284         $161           $63
   Ratio of expenses to average net assets ..........  1.55%(3)      1.53%        1.50%       1.50%        1.50%         1.50%(3)
   Ratio of expenses to average net assets
     prior to expense limitation ....................  5.88%(3)      3.45%        1.50%       2.28%        2.61%         3.21%(3)
   Ratio of net investment income (loss) to
     average net assets .............................  1.38%(3)      1.16%       (0.15%)     (0.19%)       0.40%         0.76%(3)
   Ratio of net investment loss to average net
     assets prior to expense limitation ............. (2.95%)(3)    (0.76%)      (0.15%)     (0.97%)      (0.71%)       (0.95%)(3)
   Portfolio turnover rate ..........................     4%           87%          18%         21%           9%            6%

--------------------
(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Annualized.
(4) The average shares outstanding method has been applied for per share information.
(5) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

                             See accompanying notes
                                            for international diversification 15

Delaware Group Adviser Funds, Inc.
Notes to Financial Statements
April 30, 1999
(Unaudited)

Delaware Group Adviser Funds, Inc. ("The Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Delaware Business Trust. The Delaware Group Adviser Funds, Inc. currently issues three separate series of shares (each referred to as a "Fund" or collectively as the "Funds") U.S. Growth Fund, Overseas Equity Fund (formerly known as the World Growth Fund) and the New Pacific Fund. These financial statements and related notes pertain to the Overseas Equity Fund (The "Fund"). The Fund offers four classes of shares. The Overseas Equity Fund A Class carries a front-end sales charge of 5.75%. The Overseas Equity Fund B Class carries a back-end deferred sales charge. The Overseas Equity Fund C Class carries a level load deferred sales charge, and the Overseas Equity Fund Institutional Class has no sales charge.

The Overseas Equity Fund seeks to maximize total return by investing in an internationally diversified mix of stocks.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing exchange rates. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the statement of operations that result from fluctuations in foreign currency exchange rates. The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all Funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Certain expenses of the Fund are paid through "soft dolllar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $39 for the period ended April 30, 1999. The Fund may receive earnings credit used to offset custody fees when positive balances are maintained at the custodian. These credits were $44 for the period ended April 30, 1999. The "soft dollar" reimbursement and the earnings credit are combined as expenses paid indirectly in the Statement of Operations. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Original issue discounts are accreted to interest income over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and pays dividends from net investment income and capital gains annually.

2. Investment Management and Other Transactions with Affiliates
Effective April 1, 1999, in accordance with the terms of the Investment Management Agreement, the Fund currently pays Delaware Management Company ("DMC"), the Investment Manager of the Fund, an annual fee which is calculated daily at a rate of 0.85% of the first $500,000,000 of the average daily net assets of the Fund, 0.80% of the next $500,000,000, 0.75% of the next $1,500,000,000, and 0.70% of the average daily net assets of the Fund in excess of $2,500,000,000, less the fees paid to the unaffiliated directors. Prior to April 1, 1999, DMC was paid at a rate of 1.00% of the average daily net assets of the Fund, less the fees paid to the unaffiliated directors.

DMC has entered into sub-advisory agreement with Delaware Investment Advisors Limited, as of September 15, 1997, with respect to the management of the Fund. The sub-adviser receives sub-advisory fees from the Manager for their services. The fund does not pay any fees to the sub-advisers.

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 1.55% of average daily net assets of the Fund through October 31, 1999.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent, and accounting and administrative services. The

16 for international diversification

Fund pays DSC a monthly fee based on the number of Shareholder accounts, Shareholder transactions, and actual net assets subject to certain minimizing. At April 30, 1999, the Fund had liabilities for such fees and other expenses payable to DSC of $852.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. At April 30, 1999, the Fund had liabilities for such fees and other expenses payable to DDLP of $6,462.

For the six months ended April 30, 1999 DDLP earned $833 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the six months ended April 30, 1999, the Fund made purchases of $130,538 and sales of $116,363 of investment securities other than U.S. government securities and temporary cash investments.

The cost of investments for federal income tax purposes approximates cost for book purposes. At April 30, 1999, the aggregate cost of securities was $3,658,837.

At April 30, 1999, net unrealized appreciation for federal income tax purposes aggregated $52,597 of which $469,424 related to unrealized appreciation of securities and $416,827 related to unrealized depreciation of securities.

4. Capital Stock
Transactions in capital stock were as follows:

                                                         Six Months     Year
                                                            Ended       Ended
                                                           4/30/99    10/31/98
                                                         (Unaudited)
                                                         ----------   --------
Shares sold:
   A Class                                                 31,640      49,042
   B Class                                                 16,040      15,653
   C Class                                                 14,070      13,815
   Institutional Class                                      2,516       2,121

Shares issued upon reinvestment of
   distributions from net investment income and
   net realized gains from investments:
   A Class                                                 67,836     188,305
   B Class                                                 47,520      29,437
   C Class                                                  7,770       3,317
   Institutional Class                                      2,028       1,127
                                                         --------    --------
                                                          189,420     302,817
                                                         --------    --------
Shares repurchased:
   A Class                                                (28,447)   (878,340)
   B Class                                                (52,418)    (25,581)
   C Class                                                 (4,285)     (8,711)
   Institutional Class                                       (498)     (1,464)
                                                         --------    --------
                                                          (85,648)   (914,096)
                                                         --------    --------
Net Increase (decrease)                                   103,772    (611,279)
                                                         ========    ========

5. Foreign Exchange Contracts
The Fund will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. A fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

There were no forward foreign currency contracts outstanding in the Fund at April 30, 1999.

6. Market and Credit Risk
Some countries in which the Fund invests require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

7. Lines of Credit
The committed line of credit is $500,000 for the Fund. No amounts were outstanding at April 30, 1999, or at any time during the fiscal year.

                                            for international diversification 17

Proxy Results
(Unaudited)

For the period ended April 30, 1999, the Delaware Group Adviser Funds, Inc. shareholders voted on the following proposals at the annual meeting of shareholders on December 21,1998. The description of each proposal and number of shares voted are as follows:

1.  To elect the Fund's Board of Directors:

                                             Shares     Shares Voted
                                             Voted        Withheld
                                              For         Authority
                                             ------     ------------
    Jeffrey J. Nick                         5,136,543     384,167
    Walter P. Babich                        5,136,870     383,840
    John H. Durham                          5,138,701     382,009
    Anthony D. Knerr                        5,138,664     382,046
    Ann R. Leven                            5,138,744     381,966
    W. Thacher Longstreth                   5,138,744     381,966
    Thomas F. Madison                       5,138,744     381,966
    Charles E. Peck                         5,138,744     381,966
    Wayne A. Stork                          5,138,744     381,966
    Jan R. Yeomans                          5,138,744     381,966

2. To approve the reclassification of the Fund's investment objective from fundamental to non-fundamental.

                        Shares          Shares          Shares
                        Voted            Voted           Voted
                         For            Against         Abstain
                        ------          -------         -------
                      3,407,916         77,601          123,645

3. To approve standardized fundamental investment restrictions for the Fund (proposal involves separate votes on seven sub-proposals 3A-3G).

3A. To adopt a new fundamental investment restriction concerning concentration of the Fund's investments in the same industry.

                        Shares          Shares          Shares
                        Voted            Voted           Voted
                         For            Against         Abstain
                        ------          -------         -------
                      3,423,310          69,810         116,042

3B. To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities.

                        Shares          Shares          Shares
                        Voted            Voted           Voted
                         For            Against         Abstain
                        ------          -------         -------
                      3,413,742          77,780         117,641

3C. To adopt a new fundamental investment restriction concerning underwriting.
                        Shares          Shares          Shares
                        Voted            Voted           Voted
                         For            Against         Abstain
                        ------          -------         -------
                      3,413,911          70,464         124,788

3D. To adopt a new fundamental investment restriction concerning investments in real estate.
                        Shares          Shares          Shares
                        Voted            Voted           Voted
                         For            Against         Abstain
                        ------          -------         -------
                      3,421,359          72,878         114,926

3E. To adopt a new fundamental investment restriction concerning investments in commodities.
                        Shares          Shares          Shares
                        Voted            Voted           Voted
                         For            Against         Abstain
                        ------          -------         -------
                      3,408,179          77,970         123,014

3F. To adopt a new fundamental investment restriction concerning lending by the
    Fund.
                        Shares          Shares          Shares
                        Voted            Voted           Voted
                         For            Against         Abstain
                        ------          -------         -------
                      3,421,997          75,824         111,342

3G. To reclassify all current fundamental investment restrictions as non-fundamental.
                        Shares          Shares          Shares
                        Voted            Voted           Voted
                         For            Against         Abstain
                        ------          -------         -------
                      3,402,459          82,721         123,983

4. To approve a new investment management agreement with Delaware Management Company for the Fund.
                        Shares          Shares          Shares
                        Voted            Voted           Voted
                         For            Against         Abstain
                        ------          -------         -------
                      3,731,184          81,436         115,523

5. To approve a new sub-advisor agreement with Delaware International Advisors Ltd. for the Fund.
                        Shares          Shares          Shares
                        Voted            Voted           Voted
                         For            Against         Abstain
                        ------          -------         -------
                      3,724,825          76,802         126,516

6. To ratify the selection of Ernst & Young LLP, as the independent auditors for Delaware Group Adviser Funds, Inc.
                        Shares          Shares          Shares
                        Voted            Voted           Voted
                         For            Against         Abstain
                        ------          -------         -------
                      5,176,543          64,551         279,612

7. To approve the restructuring of the Delaware Group Adviser Funds, Inc. from a Maryland Corporation into a Delaware Business Trust.
                        Shares          Shares          Shares
                        Voted            Voted           Voted
                         For            Against         Abstain
                        ------          -------         -------
                      4,677,993          87,609         313,676

This semi-annual report is for the information of Overseas Equity Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for this Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of this Fund. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in this Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Investment Manager
Delaware Management Company
Philadelphia, Pennsylvania

International Subadviser
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania


(PHOTO OF GLOBES)

1818 Market Street
Philadelphia, PA 19103-3682

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(J4743)
SA-109 [4/99] PP6/99
(1782)


DELAWARE
INVESTMENTS
---------------------
PHILADELPHIA o LONDON